UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 7, 2010

AspenBio Pharma, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 7, 2010, AspenBio Pharma, Inc. (the “Company”) issued a press release titled — “AspenBio Pharma Updates on AppyScore™ FDA 510(k) Filing and Data Analysis.” The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Press release, dated June 7, 2010, issued by AspenBio Pharma, Inc. titled “AspenBio Pharma Updates on AppyScore™ FDA 510(k) Filing and Data Analysis.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

AspenBio Pharma, Inc. (Registrant)
Date: June 7, 2010	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer